UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HMS Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M75157-P51738-Z62854 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. HMS HOLDINGS CORP. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 19, 2014. HMS HOLDINGS CORP. 5615 HIGH POINt DRIve IRvING, texaS 75038 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2014 Date: June 19, 2014 Time: 10:00 AM CDT Location: Omni Mandalay Hotel at Las Colinas 221 E. Las Colinas Blvd. Irving, TX 75039 Directions are available on our website under the Investor Relations/Annual Meeting Tabs.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 5, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT HMS HOLDINgS CORP. 2013 ANNuAL REPORT ON FORM 10-K . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX M75158-P51738-Z62854 Proxy Materials Available to VIEW or RECEIVE:

Voting Items 1b. Robert M. Holster 1a. Craig R. Callen 1c. William C. Lucia 1d. Bart M. Schwartz 3. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. 2. Advisory approval of the Company's 2013 executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 1. Election of Directors The Board of Directors recommends you vote FOR the Director Nominees listed in Proposal 1 and FOR Proposals 2 and 3. M75159-P51738-Z62854

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